                                  EXHIBIT 10.1

                                FIRST AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated this ____ day of March, 1996, is made by and among

         GAINES MANUFACTURING COMPANY, a Tennessee corporation (the
"Borrower");

         THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (the "Lender"); and

         RIVER OAKS FURNITURE, INC., a Mississippi corporation, R.O. WEST, INC., a California corporation, and R.O. EAST, INC., a Mississippi corporation (collectively, the "Guarantors"),

         to the Loan and Security Agreement, dated July 25, 1995 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"), between the Borrower and the Lender. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                                    RECITALS

         A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrower in the amounts, upon the terms and subject to the conditions contained therein.

         B. To induce the Lender to enter into the Loan Agreement, and to make the loans and extend the credit to the Borrower contemplated thereby, each of the Guarantors executed and delivered to the Lender its respective Guaranty of all of the Obligations owing from time to time by the Borrower to the Lender, whether under the Loan Agreement or otherwise.

         C. Certain Events of Default have occurred and currently exist under the River Oaks Loan Agreement which constitute a corresponding Event of Default under the Loan Agreement pursuant to Section 10.1.17 thereof. The Borrower and the Guarantors have requested that the Lender waive such existing Events of Default under the River Oaks Loan Agreement and amend certain of the financial covenants set forth therein which gave rise to the occurrence of such Events of Default.

         D. The Lender has agreed to such requests provided, among other things, the Borrower and the Guarantors agree to amend the Loan Agreement and certain of the other Loan Documents as set forth herein.

         E. To accomplish the foregoing, the Borrower, the Lender and the Guarantors have agreed to execute this Amendment.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrower, the Guarantors and the Lender hereby agree as follows:

                                   ARTICLE I

                          AMENDMENTS TO LOAN AGREEMENT

         The Loan Agreement is hereby amended as follows:

         1.1 Rate of Interest - Revolver Loans. Section 2.1.1, Rate of Interest - Revolver Loans, is amended in its entirety to read as follows:

                 "2.1.1   Rate of Interest - Revolver Loans.  Subject to the
         provisions of subsection 2.1.4 of this Agreement, Borrower agrees to pay interest on the unpaid principal amount of the Revolver Loans outstanding from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration, or otherwise) at a variable rate per annum equal to the Base Rate in effect from time to time plus one percent (1.0%)."

         1.2 Rates of Interest - Term Loan. Section 2.1.2, Rates of Interest - Term Loan, is amended in its entirety to read as follows:

                 "2.1.2   Rate of Interest - Term Loan.  Subject to the
         provisions of subsection 2.1.4 of this Agreement, Borrower agrees to pay interest on the unpaid principal amount outstanding under the Term Loan from the date the Term Loan is advanced until paid (whether at stated maturity, on acceleration, or otherwise) at a variable rate per annum equal to the Base Rate in effect from time to time plus one and one-half percent (1.5%)."

         1.3 Selection of Interest Rate; Computation of Interest. Section 2.1.3, Selection of Interest Rate; Computation of Interest, is amended as follows:

                 (a) The heading of Section 2.1.2 is amended to read "Computation of Interest"; and

                 (b) Section 2.1.3(i) is deleted in its entirety and in lieu thereof is substituted the following:

                 "(i) For any month in which the Base Rate applies, changes in the rate of interest due to a change in the Base Rate shall take effect as of the opening of business on the day that any such change in the Base Rate becomes effective."

         1.4 Audit Fees and Expenses. Section 2.3, Audit Fees and Expenses, is amended by deleting in clause (ii) thereof, the figure "50,000" and by substituting in lieu thereof the figure "$70,000".

         1.5 Illegality. Section 2.6, Illegality, is deleted in its entirety and in lieu thereof is substituted the phrase "RESERVED".

         1.6 Increased Costs. Section 2.7, Increased Costs, is deleted in its entirety and in lieu thereof is substituted the phrase "RESERVED".

         1.7 Appendix A. Appendix A, General Definitions, is amended by deleting the definitions of "Base Rate Advance", "Eurocurrency Liabilities", "LIBOR Rate", "LIBOR Rate Advance" and "Statutory Reserves" in their entirety.

                                   ARTICLE II

                 MODIFICATION OF LOAN DOCUMENTS AND CONDITIONS

         2.1 Loan Documents. The Loan Agreement and each of the other Loan Documents are amended to provide that any reference therein to the Loan Agreement or any of the other Loan Documents shall mean, unless otherwise specifically provided, the Loan Agreement and the other Loan Documents as amended hereby, and as further amended, restated, supplemented or modified from time to time.

         2.2 Factoring Agreement. Section 14.3 of the Factoring Agreement is amended in its entirety to read as follows:

                 "14.3    In no event shall the factoring fee or commission
         payable by you hereunder for each calendar month or part thereof during the period in which this Agreement is in effect when added to the factoring fee or commission payable by R. O. West, Inc. and River Oaks Furniture, Inc. under their respective factoring agreements with us for such month or part thereof, be less than $37,917 for the first and second years of the Original Term and $32,084 for the third year of the Original Term or for any Renewal Term."

         2.3 Consent by Guarantors. The Guarantors hereby consent to, and agree to be bound by, each of the amendments to the Loan Agreement and the other Loan Documents set forth herein.

         2.4 Conditions. The effectiveness of this Amendment is conditioned upon (a) the payment by River Oaks to the Lender of a fee in the amount of $25,000 as required by Section 2.4 of that certain First Amendment to the River Oaks Loan Agreement executed of even date herewith, (b) the execution and delivery by the Borrower and the Guarantors of amendments to each of the West Loan Agreement and the River Oaks Loan Agreement containing terms substantially identical to the terms hereof, and (c) the execution and delivery by the Borrower and the Guarantors of the amendments to each of the Notification Factoring Agreements between the Lender and Borrower, the Lender and West and the Lender and River Oaks deleting therefrom the last two sentences of each paragraph 14.2.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower and the Guarantors each hereby represent and warrant to the Lender that:

         3.1 Compliance With the Loan Agreement. As of the execution of this Agreement, and after giving effect to the waivers of the Events of Default set forth in Section 4.2 of that certain First Amendment to the River Oaks Loan Agreement executed of even date herewith, the Borrower and its Subsidiaries are in compliance with all of the terms and provisions set forth in the Loan Agreement and the other Loan Documents to be observed or performed.

         3.2 Representations in Loan Documents. The representations and warranties of the Borrower and the Guarantors set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.

         3.3 No Event of Default. After giving effect to the waiver of the Events of Default by the Lender as set forth in Section 4.2 of that certain First Amendment to the River Oaks Loan Agreement executed of even date herewith, no Default or Event of Default exists.

         3.4 Acknowledgments by the Borrower and the Guarantors. The Borrower and the Guarantors each acknowledges and agrees that:

                 (a) As of the close of business on March 26, 1996, the aggregate principal amount of the Advances owing by the Borrower under the Loan Agreement is in the sum of $10,722,047, consisting of $5,571,428 outstanding under the Term Loan and $5,150,619 of Revolver Loans outstanding;

                 (b) All of the Advances owing by the Borrower to the Lender as set forth in Section 4.1(a) above are absolutely due and owing by the Borrower to the Lender without any defenses, deductions, offsets or counterclaims; and

                 (c) The Loan Documents executed by the Borrower and the Guarantors are the legal, valid and binding obligations of the Borrower and the Guarantors that are parties thereto, enforceable in accordance with their respective terms without any defenses, deductions, offsets or counterclaims.

                                   ARTICLE IV

                                    GENERAL

         4.1 Full Force and Effect. As expressly amended hereby, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement and the other Loan Documents, "hereinafter", "hereto", "hereof", or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement or the other Loan Documents, as the case may be, as amended by this Amendment.

         4.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

         4.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

         4.4 Further Assurances. The Borrower and each Guarantor shall execute and deliver to the Lender such documents, certificates and opinions as the Lender may reasonably request to effect the amendments contemplated by this Amendment.

         4.5 Headings. The headings of this Amendment are for the purpose of reference only and shall not effect the construction of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers to be effective on the day and year first above written.

                                       BORROWER:

                                       GAINES MANUFACTURING COMPANY


                                       By: ____________________________________

                                           Title: _____________________________

                                       LENDER:

                                       THE CIT GROUP/COMMERCIAL SERVICES,
                                         INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       GUARANTORS:

                                       RIVER OAKS FURNITURE, INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       R.O. WEST, INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       R.O. EAST, INC.


                                       By: ____________________________________

                                           Title: _____________________________

                               FIRST AMENDMENT TO
                              FACTORING AGREEMENT


         THIS FIRST AMENDMENT ("Amendment"), dated this ____ day of March, 1996, is made by and among

         RIVER OAKS FURNITURE, INC., a Mississippi corporation (the "Client");

         THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (the "Lender"); and

         GAINES MANUFACTURING COMPANY, a Tennessee corporation, R.O. WEST, INC., a California corporation, and R.O. EAST, INC., a Mississippi corporation (collectively, the "Guarantors"),

         to the Notification Factoring Agreement, dated July 25, 1995 (as amended, modified, restated or supplemented from time to time, the "Factoring Agreement"), between the Client and the Lender. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Factoring Agreement.


                                    RECITALS

         A. Pursuant to the Factoring Agreement, Lender has agreed to extend certain factoring accommodations to Client.

         B. Client and Lender have agreed to amend certain provisions of the Factoring Agreement as set forth herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, Client and Lender hereby agree as follows:

                                   ARTICLE I

                       AMENDMENTS TO FACTORING AGREEMENT

         The Factoring Agreement is hereby amended retroactively to the calendar year ended December 31, 1995 by deleting the last two sentences of paragraph 14.2 in their entirety.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Client hereby represents and warrants to Lender that:

                 (a) Compliance With the Factoring Agreement. As of the execution of this Amendment, Client is in compliance with all of the terms and provisions set forth in the Factoring Agreement to be observed or performed by Client, except where the failure of Client to comply has been waived in writing by Lender.

                 (b) Representations in Factoring Agreement. The representations and warranties of Client set forth in the Factoring Agreement are true and correct in all material respects.

                 (c) No Event of Default. No event of default exists under the Factoring Agreement.

                                  ARTICLE III

                      MODIFICATION OF FACTORING AGREEMENT

         3.1 Factoring Agreement. Any individual or collective reference to the Factoring Agreement shall hereafter mean the Factoring Agreement as amended by this Amendment, and as further amended, restated, supplemented or modified from time to time.

         3.2 Consent of Guarantors. The Guarantors hereby consent to, and agree to be bound by, each of the amendments to the Factoring Agreement set forth herein.

                                   ARTICLE IV

                                    GENERAL

                 (a) Full Force and Effect. Except as expressly amended hereby, the Factoring Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Factoring Agreement, "hereinafter", "hereto", "hereof", or words of similar import, shall mean the Factoring Agreement, as amended by this Amendment.

                 (b) Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

                 (c) Headings. The headings of this Amendment are for the purpose of reference only and shall not effect the construction of this Amendment.

                 (d) Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, CLIENT AND LENDER EACH WAIVE RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE FACTORING AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal by their duly authorized officers to be effective as of the date first above written.


                                       CLIENT:

                                       RIVER OAKS FURNITURE, INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       LENDER:

                                       THE CIT GROUP/COMMERCIAL SERVICES,
                                         INC.


                                       By: ____________________________________

                                           Title: _____________________________



                                       GUARANTORS:

                                       GAINES MANUFACTURING COMPANY


                                       By: ____________________________________

                                           Title: _____________________________



                                       R.O. WEST, INC.


                                       By: ____________________________________

                                           Title: _____________________________


                     [signatures continued on next page]
                                       R.O. EAST, INC.

                                       By: ____________________________________

                                           Title: _____________________________

                                FIRST AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated this ____ day of March, 1996, is made by and among

         R. O. WEST, INC., a California corporation (the "Borrower");

         THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (the "Lender"); and

         RIVER OAKS FURNITURE, INC., a Mississippi corporation, GAINES MANUFACTURING COMPANY, a Tennessee corporation, and R.O. EAST, INC., a Mississippi corporation (collectively, the "Guarantors"),

         to the Loan and Security Agreement, dated July 25, 1995 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"), between the Borrower and the Lender. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                                    RECITALS

         A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrower in the amounts, upon the terms and subject to the conditions contained therein.

         B. To induce the Lender to enter into the Loan Agreement, and to make the loans and extend the credit to the Borrower contemplated thereby, each of the Guarantors executed and delivered to the Lender its respective Guaranty of all of the Obligations owing from time to time by the Borrower to the Lender, whether under the Loan Agreement or otherwise.

         C. Certain Events of Default have occurred and currently exist under the River Oaks Loan Agreement which constitute a corresponding Event of Default under the Loan Agreement pursuant to Section 10.1.17 thereof. The Borrower and the Guarantors have requested that the Lender waive such existing Events of Default under the River Oaks Loan Agreement and amend certain of the financial covenants set forth therein which gave rise to the occurrence of such Events of Default.

         D. The Lender has agreed to such requests provided, among other things, the Borrower and the Guarantors agree to amend the Loan Agreement and certain of the other Loan Documents as set forth herein.

         E. To accomplish the foregoing, the Borrower, the Lender and the Guarantors have agreed to execute this Amendment.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrower, the Guarantors and the Lender hereby agree as follows:

                                   ARTICLE I

                          AMENDMENTS TO LOAN AGREEMENT

         The Loan Agreement is hereby amended as follows:

         1.1 Rate of Interest - Revolver Loans. Section 2.1.1, Rate of Interest - Revolver Loans, is amended in its entirety to read as follows:

                 "2.1.1   Rate of Interest - Revolver Loans.  Subject to the
         provisions of subsection 2.1.3 of this Agreement, Borrower agrees to pay interest on the unpaid principal amount of the Revolver Loans outstanding from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration, or otherwise) at a variable rate per annum equal to the Base Rate in effect from time to time plus one percent (1.0%)."

         1.2 Selection of Interest Rate; Computation of Interest. Section 2.1.2, Selection of Interest Rate; Computation of Interest, is amended as follows:

                 (a) The heading of Section 2.1.2 is amended to read "Computation of Interest"; and

                 (b) Section 2.1.2(i) is deleted in its entirety and in lieu thereof is substituted the following:

                 "(i) For any month in which the Base Rate applies, changes in the rate of interest due to a change in the Base Rate shall take effect as of the opening of business on the day that any such change in the Base Rate becomes effective."

         1.3 Audit Fees and Expenses. Section 2.3, Audit Fees and Expenses, is amended by deleting in clause (ii) thereof, the figure "50,000" and by substituting in lieu thereof the figure "$70,000".

         1.4 Illegality. Section 2.6, Illegality, is deleted in its entirety and in lieu thereof is substituted the phrase "RESERVED".

         1.5 Increased Costs. Section 2.7, Increased Costs, is deleted in its entirety and in lieu thereof is substituted the phrase "RESERVED".

         1.6 Appendix A. Appendix A, General Definitions, is amended by deleting the definitions of "Base Rate Advance", "Eurocurrency Liabilities", "LIBOR Rate", "LIBOR Rate Advance" and "Statutory Reserves" in their entirety.

                                   ARTICLE II

                 MODIFICATION OF LOAN DOCUMENTS AND CONDITIONS

         2.1 Loan Documents. The Loan Agreement and each of the other Loan Documents are amended to provide that any reference therein to the Loan Agreement or any of the other Loan Documents shall mean, unless otherwise specifically provided, the Loan Agreement and the other Loan Documents as amended hereby, and as further amended, restated, supplemented or modified from time to time.

         2.2 Consent by Guarantors. The Guarantors hereby consent to, and agree to be bound by, each of the amendments to the Loan Agreement and the other Loan Documents set forth herein.

         2.3 Conditions. The effectiveness of this Amendment is conditioned upon (a) the payment by River Oaks to the Lender of a fee in the amount of $25,000 as required by Section 2.4 of that certain First Amendment to the River Oaks Loan Agreement executed of even date herewith, (b) the execution and delivery by the Borrower and the Guarantors of amendments to each of the Gaines Loan Agreement and the River Oaks Loan Agreement containing terms substantially identical to the terms hereof, and (c) the execution and delivery by the Borrower and the Guarantors of the amendments to each of the Notification Factoring Agreements between the Lender and Borrower, the Lender and Gaines and the Lender and River Oaks deleting therefrom the last two sentences of each paragraph 14.2.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower and the Guarantors each hereby represent and warrant to the Lender that:

         3.1 Compliance With the Loan Agreement. As of the execution of this Agreement, and after giving effect to the waivers of the Events of Default set forth in Section 4.2 of that certain First Amendment to the River Oaks Loan Agreement executed of even date herewith, the Borrower and its Subsidiaries are in compliance with all of the terms and provisions set forth in the Loan Agreement and the other Loan Documents to be observed or performed.

         3.2 Representations in Loan Documents. The representations and warranties of the Borrower and the Guarantors set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.

         3.3 No Event of Default. After giving effect to the waiver of the Events of Default by the Lender as set forth in Section 4.2 of that certain First Amendment to the River Oaks Loan Agreement executed of even date herewith, no Default or Event of Default exists.

         3.4 Acknowledgments by the Borrower and the Guarantors. The Borrower and the Guarantors each acknowledges and agrees that:

                 (a) As of the close of business on March 26, 1996, the aggregate principal amount of the Advances owing by the Borrower under the Loan Agreement is in the sum of $3,747,323;

                 (b) All of the Advances owing by the Borrower to the Lender as set forth in Section 4.1(a) above are absolutely due and owing by the Borrower to the Lender without any defenses, deductions, offsets or counterclaims; and

                 (c) The Loan Documents executed by the Borrower and the Guarantors are the legal, valid and binding obligations of the Borrower and the Guarantors that are parties thereto, enforceable in accordance with their respective terms without any defenses, deductions, offsets or counterclaims.

                                   ARTICLE IV

                                    GENERAL

         4.1 Full Force and Effect. As expressly amended hereby, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement and the other Loan Documents, "hereinafter", "hereto", "hereof", or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement or the other Loan Documents, as the case may be, as amended by this Amendment.

         4.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

         4.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

         4.4 Further Assurances. The Borrower and each Guarantor shall execute and deliver to the Lender such documents, certificates and opinions as the Lender may reasonably request to effect the amendments contemplated by this Amendment.

         4.5 Headings. The headings of this Amendment are for the purpose of reference only and shall not effect the construction of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers to be effective on the day and year first above written.

                                       BORROWER:

                                       R. O. WEST, INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       LENDER:

                                       THE CIT GROUP/COMMERCIAL SERVICES,
                                         INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       GUARANTORS:

                                       RIVER OAKS FURNITURE, INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       GAINES MANUFACTURING COMPANY


                                       By: ____________________________________

                                           Title: _____________________________

                                       R.O. EAST, INC.

                                       By: ____________________________________

                                           Title: _____________________________

                               FIRST AMENDMENT TO
                              FACTORING AGREEMENT


         THIS FIRST AMENDMENT ("Amendment"), dated this ____ day of March, 1996, is made by and among

         GAINES MANUFACTURING COMPANY, a Tennessee corporation (the "Client");

         THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (the "Lender"); and

         RIVER OAKS FURNITURE, INC., a Mississippi corporation, R.O. WEST, INC., a California corporation, and R.O. EAST, INC., a Mississippi corporation (collectively, the "Guarantors"),

         to the Notification Factoring Agreement, dated July 25, 1995 (as amended, modified, restated or supplemented from time to time, the "Factoring Agreement"), between the Client and the Lender. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Factoring Agreement.


                                    RECITALS

         A. Pursuant to the Factoring Agreement, Lender has agreed to extend certain factoring accommodations to Client.

         B. Client and Lender have agreed to amend certain provisions of the Factoring Agreement as set forth herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, Client and Lender hereby agree as follows:

                                   ARTICLE I

                       AMENDMENTS TO FACTORING AGREEMENT

         The Factoring Agreement is hereby amended retroactively to the calendar year ended December 31, 1995 by deleting the last two sentences of paragraph 14.2 in their entirety.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Client hereby represents and warrants to Lender that:

                 (a) Compliance With the Factoring Agreement. As of the execution of this Amendment, Client is in compliance with all of the terms and provisions set forth in the Factoring Agreement to be observed or performed by Client, except where the failure of Client to comply has been waived in writing by Lender.

                 (b) Representations in Factoring Agreement. The representations and warranties of Client set forth in the Factoring Agreement are true and correct in all material respects.

                 (c) No Event of Default. No event of default exists under the Factoring Agreement.

                                  ARTICLE III

                      MODIFICATION OF FACTORING AGREEMENT

         3.1 Factoring Agreement. Any individual or collective reference to the Factoring Agreement shall hereafter mean the Factoring Agreement as amended by this Amendment, and as further amended, restated, supplemented or modified from time to time.

         3.2 Consent of Guarantors. The Guarantors hereby consent to, and agree to be bound by, each of the amendments to the Factoring Agreement set forth herein.

                                   ARTICLE IV

                                    GENERAL

                 (a) Full Force and Effect. Except as expressly amended hereby, the Factoring Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Factoring Agreement, "hereinafter", "hereto", "hereof", or words of similar import, shall mean the Factoring Agreement, as amended by this Amendment.

                 (b) Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

                 (c) Headings. The headings of this Amendment are for the purpose of reference only and shall not effect the construction of this Amendment.

                 (d) Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, CLIENT AND LENDER EACH WAIVE RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE FACTORING AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal by their duly authorized officers to be effective as of the date first above written.

                                       CLIENT:

                                       GAINES MANUFACTURING COMPANY


                                       By: ____________________________________

                                           Title: _____________________________


                                       LENDER:

                                       THE CIT GROUP/COMMERCIAL SERVICES,
                                         INC.


                                         By: __________________________________

                                           Title: _____________________________


                                       GUARANTORS:

                                       RIVER OAKS FURNITURE, INC.


                                       By: ____________________________________

                                           Title: _____________________________



                                       R.O. WEST, INC.


                                       By: ____________________________________

                                           Title: _____________________________


                     [signatures continued on next page]
                                       R.O. EAST, INC.

                                       By: ____________________________________

                                           Title: _____________________________

                                FIRST AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), dated this ____ day of March, 1996, is made by and among

         RIVER OAKS FURNITURE, INC., a Mississippi corporation (the
"Borrower");

         THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (the "Lender"); and

         GAINES MANUFACTURING COMPANY, a Tennessee corporation, R.O. WEST, INC., a California corporation, and R.O. EAST, INC., a Mississippi corporation (collectively, the "Guarantors"),

         to the Loan and Security Agreement, dated July 25, 1995 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"), between the Borrower and the Lender. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                                    RECITALS

         A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrower in the amounts, upon the terms and subject to the conditions contained therein.

         B. To induce the Lender to enter into the Loan Agreement, and to make the loans and extend the credit to the Borrower contemplated thereby, each of the Guarantors executed and delivered to the Lender its respective Guaranty of all of the Obligations owing from time to time by the Borrower to the Lender, whether under the Loan Agreement or otherwise.

         C. Certain Events of Default have occurred and currently exist under the Loan Agreement. The Borrower and the Guarantors have requested that the Lender waive such existing Events of Default and amend certain of the financial covenants set forth in Section 8.1.3 of the Loan Agreement.

         D. The Lender has agreed to such requests provided, among other things, the Borrower and the Guarantors agreed to amend the Loan Agreement and certain of the other Loan Documents as set forth herein.

         E. To accomplish the foregoing, the Borrower, the Lender and the Guarantors have agreed to execute this Amendment.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrower, the Guarantors and the Lender hereby agree as follows:

                                   ARTICLE I

                          AMENDMENTS TO LOAN AGREEMENT

         The Loan Agreement is hereby amended as follows:

         1.1 Rate of Interest - Revolver Loans. Section 2.1.1, Rate of Interest - Revolver Loans, is amended in its entirety to read as follows:

                 "2.1.1   Rate of Interest - Revolver Loans.  Subject to the
         provisions of subsection 2.1.3 of this Agreement, Borrower agrees to pay interest on the unpaid principal amount of the Revolver Loans outstanding from the respective dates such principal amounts are advanced until paid (whether at stated maturity, on acceleration, or otherwise) at a variable rate per annum equal to the Base Rate in effect from time to time plus one percent (1.0%)."

         1.2 Selection of Interest Rate; Computation of Interest. Section 2.1.2, Selection of Interest Rate; Computation of Interest, is amended as follows:

                 (a) The heading of Section 2.1.2 is amended to read "Computation of Interest"; and

                 (b) Section 2.1.2(i) is deleted in its entirety and in lieu thereof is substituted the following:

                 "(i) For any month in which the Base Rate applies, changes in the rate of interest due to a change in the Base Rate shall take effect as of the opening of business on the day that any such change in the Base Rate becomes effective."

         1.3 Audit Fees and Expenses. Section 2.4, Audit Fees and Expenses, is amended by deleting in clause (ii) thereof, the figure "50,000" and by substituting in lieu thereof the figure "$70,000".

         1.4 Illegality. Section 2.7, Illegality, is deleted in its entirety and in lieu thereof is substituted the phrase "RESERVED".

         1.5 Increased Costs. Section 2.8, Increased Costs, is deleted in its entirety and in lieu thereof is substituted the phrase "RESERVED".

         1.6 Repayment of Revolver Loans. Section 3.2.1, Repayment of Revolver Loans, is amended by deleting clause (ii) thereof in its entirety and by substituting in lieu thereof the following:

                 "(ii) The Seasonal Revolver Loans shall be payable upon Lender's Demand."

         1.7 Additional Real Property Liens. If the Seasonal Revolver Loans are not paid in full on or before May 30, 1996, then, as soon as practicable thereafter, but in no event more than thirty (30) days thereafter without Lender's prior written approval, Borrower and its Subsidiaries shall:

                          (i) Execute, deliver and record at the expense of Borrower such mortgages, deeds of trust, assignment of rents, UCC financing statements and other loan documentation as Lender or its counsel may reasonably request to grant to Lender, as additional security for all of the Obligations owing to Lender, a perfected first priority Lien in all of the Additional Real Property, all in a form reasonably acceptable to Lender and its counsel;

                          (ii)    Deliver to Lender, at the expense of
         Borrower, (1) mortgagee title insurance policies in amounts and issued by title insurance companies satisfactory to Lender, insuring a valid first priority Lien in favor of Lender in the Additional Real Property subject only to easements, exceptions, reservations, rights of way and other similar encumbrances which do not materially detract from the value of the Additional Real Property or do not materially impair the use thereof in the operations of Borrower and its Subsidiaries; (2) phase I environmental assessments or audits of the Additional Real Property conducted by one or more environmental engineers selected by Borrower and reasonably acceptable to Lender, together with a letter from each such environmental engineer addressed to Lender advising Lender that it is entitled to rely on such environmental reports in extending credit to Borrower pursuant to this Agreement; (3) current surveys of each parcel of the Additional Real Property; and (4) appraisals of the Additional Real Property conducted by one or more MAI appraisers selected by Borrower and reasonably acceptable to Lender; and

                          (iii) Pay all reasonable expenses, legal or otherwise, incurred by Lender in connection with the obtaining of a Lien in the Additional Real Property, including, without limitation, legal fees and expenses, recording fees, mortgage taxes, title insurance premiums, survey expenses, appraisal expenses, and similar closing costs.

         1.8 Consolidated Adjusted Tangible Net Worth. Section 8.3.1, Consolidated Adjusted Tangible Net Worth, is amended in its entirety to read as follows:

                 "8.3.1   Consolidated Adjusted Tangible Net Worth.  Borrower
         and its Subsidiaries shall maintain at all times a Consolidated Adjusted Tangible Net Worth of not less than the amount shown below for the period corresponding thereto:

                                                          Consolidated Adjusted
                          Period                            Tangible Net Worth
                          ------                          ----------------------
                 December 31, 1995 through and              $26,200,000
                 including March 30, 1996

                 March 31, 1996 through                     $26,318,000
                 June 29, 1996

                 June 30, 1996 through and including                $27,086,000
                 September 29, 1996

                 September 30, 1996 through and             $27,855,000
                 including December 30, 1996

                 December 31, 1996 through and              $28,992,000
                 including March 30, 1997

                 March 31, 1997 through and                         $36,717,000
                 including June 29, 1997

                 June 30, 1997 through and including                $38,043,000
                 September 29, 1997

                 September 30, 1997 through and             $39,497,000
                 including December 30, 1997

                 December 31, 1997 and at all times                 $41,056,000"
                 thereafter

         1.9 Book Net Worth. Section 8.3.2, Book Net Worth, is amended in its entirety to read as follows:

                 "8.3.2   Book Net Worth.  Borrower and its Subsidiaries shall
         maintain a Book Net Worth at all times of not less than the amount shown below for the period corresponding thereto:

                          Period                            Book Net Worth
                          ------                            --------------
                 December 31, 1995 through and              $33,100,000
                 including March 30, 1996

                 March 31, 1996 through                     $33,127,000
                 June 29, 1996

                 June 30, 1996 through and including               $33,844,000
                 September 29, 1996

                 September 30, 1996 through and             $34,562,000
                 including December 30, 1996

                 December 31, 1996 through and              $35,648,000
                 including March 30, 1997

                 March 31, 1997 through and                        $43,092,000
                 including June 29, 1997

                 June 30, 1997 through and including               $44,370,000
                 September 29, 1997

                 September 30, 1997 through and             $45,780,000
                 including December 30, 1997

                 December 31, 1997 and at all times                $47,295,000"
                 thereafter



         1.10 Consolidated Debt Service Coverage Ratio. Section 8.3.3, Consolidated Debt Service Coverage Ratio, is amended in its entirety to read as follows:

                 "8.3.3   Consolidated Debt Service Coverage Ratio.  Borrower
         and its Subsidiaries shall maintain a Consolidated Debt Service Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:

                 First fiscal quarter of fiscal year                0.48 to 1.0
                 ending December 31, 1996

                 Second fiscal quarter of fiscal year               1.15 to 1.0
                 ending December 31, 1996

                          Period                                    Ratio
                          -------                                   -----
                 Third fiscal quarter of fiscal year                1.29 to 1.0
                 ending December 31, 1996

                 Fourth fiscal quarter of fiscal year               1.55 to 1.0
                 ending December 31, 1996

                 First fiscal quarter of fiscal year                2.7 to 1.0
                 ending December 31, 1997

                 Second fiscal quarter of fiscal year               2.3 to 1.0
                 ending December 31, 1997

                 Third fiscal quarter of fiscal year                2.4 to 1.0
                 ending December 31, 1997

                 Fourth fiscal quarter of fiscal year               2.4 to 1.0"
                 ending December 31, 1997 and
                 each fiscal quarter thereafter



         1.11 Consolidated Interest Coverage Ratio. Section 8.3.4, Consolidated Interest Coverage Ratio, is amended in its entirety to read as follows:

                 "8.3.4 Consolidated Interest Coverage Ratio. Borrower and its Subsidiaries shall maintain a Consolidated Interest Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:

                          Period                                    Ratio
                          -------                                   -----
                 First fiscal quarter of fiscal year                 .86 to 1.0
                 ending December 31, 1996

                 Second fiscal quarter of fiscal year               2.34.to 1.0
                 ending December 31, 1996

                 Third fiscal quarter of fiscal year                2.64 to 1.0
                 ending December 31, 1996

                 Fourth fiscal quarter of fiscal year               3.03 to 1.0
                 ending December 31, 1996

                          Period                                    Ratio
                          -------                                   -----
                 First fiscal quarter of fiscal year                4.6 to 1.0
                 ending December 31, 1997

                 Second fiscal quarter of fiscal year               4.0 to 1.0
                 ending December 31, 1997

                 Third fiscal quarter of fiscal year                4.0 to 1.0
                 ending December 31, 1997

                 Fourth fiscal quarter of fiscal year               3.9 to 1.0"
                 ending December 31, 1997 and
                 each fiscal quarter thereafter


         1.12 Consolidated Leverage Ratio. Section 8.3.5, Consolidated Leverage Ratio, is amended in its entirety to read as follows:

                 "8.3.5   Consolidated Leverage Ratio.  Borrower and its
Subsidiaries shall maintain a Consolidated Leverage Ratio of not less than the ratio shown below for the period corresponding thereto:

                          Period                               Ratio
                          -------                              -----
                 December 31, 1995 through and              2.15 to 1.0
                 including March 30, 1996

                 March 31, 1996 through                     2.43 to 1.0
                 June 29, 1996

                 June 30, 1996 through and including                2.28 to 1.0
                 September 29, 1996

                 September 30, 1996 through and             2.12 to 1.0
                 including December 30, 1996

                 December 31, 1996 through and              2.01 to 1.0
                 including March 30, 1997

                 March 31, 1997 through and                         1.0 to 1.0
                 including June 29, 1997

                          Period                               Ratio
                          -------                              -----
                 June 30, 1997 through and including                1.0 to 1.0
                 September 29, 1997

                 September 30, 1997 through and             1.0 to 1.0
                 including December 30, 1997

                 December 31, 1997 and at all times                 1.1 to 1.0"
                 thereafter


         1.13 Capital Expenditures. Section 8.3.6, Capital Expenditures, is amended in its entirety to read as follows:

                 8.3.6 Capital Expenditures. Borrower and its Subsidiaries shall not make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to Borrower and its Subsidiaries, exceed $600,000 during the fourth fiscal quarter of the fiscal year ending December 31, 1995; $572,000 during the first, second, third or fourth fiscal quarters of the fiscal year ending December 31, 1996; and $250,000 during any fiscal quarter of any fiscal year thereafter."

         1.14 Consolidated Working Capital. Section 8.3.7, Consolidated Working Capital, is amended in its entirety to read as follows:

                 "8.3.7   Consolidated Working Capital.  Borrower and its
         Subsidiaries shall maintain Consolidated Working Capital of not less than the amount shown below for the period corresponding thereto:

                          Period                    Consolidated Working Capital
                          ------                    ----------------------------
                 December 31, 1995 through and                      $44,800,000
                 including March 30, 1996

                 March 31, 1996 through                     $39,915,000
                 June 29, 1996

                 June 30, 1996 through and including                $39,298,000
                 September 29, 1996

                 September 30, 1996 through and             $37,985,000
                 including December 30, 1996

                          Period                   Consolidated Working Capital
                          ------                   ----------------------------
                 December 31, 1996 through and              $38,900,000
                 including March 30, 1997

                 March 31, 1997 through and                         $37,036,000
                 including June 29, 1997

                 June 30, 1997 through and including                $36,689,000
                 September 29, 1997

                 September 30, 1997 through and             $42,156,000
                 including December 30, 1997

                 December 31, 1997 and at all times                 $45,581,000"
                 thereafter

         1.15 Appendix A. Appendix A, General Definitions, is amended as follows:

                 (a) The definitions of "Base Rate Advance", "Eurocurrency Liabilities", "LIBOR Rate", "LIBOR Rate Advance" and "Statutory Reserves" are deleted in their entirety.

                 (b) The definition of "Seasonal Borrowing Base Amount" is amended in its entirety to read as follows:

                 "Seasonal Borrowing Base Amount" - such amount as Lender shall elect, in the exercise of its sole discretion, to include within the Borrowing Base, but in no event shall the Seasonal Borrowing Base Amount exceed at any time the sum of $5,000,000 at any time from the date of the First Amendment to the Agreement through May 30, 1996 and zero ($-0-) on May 31, 1996 and at all times thereafter."

                 (c) An additional definition of "Additional Real Property" is added as follows:

                 "Additional Real Property - all of the real Property of Borrower and Gaines except for (i) the real Property of Gaines in which Gaines has granted Lender a Lien pursuant to the Gaines Loan Agreement, and (ii) the real Property of Borrower located in Belden, Lee County, Mississippi which is erroneously referred to in Section 8.2.4(vi) of the Agreement as Tupelo, Lee County, Mississippi, and New Albany, Union County, Mississippi."

                                   ARTICLE II

                 MODIFICATION OF LOAN DOCUMENTS AND CONDITIONS

         2.1 Loan Documents. The Loan Agreement and each of the other Loan Documents are amended to provide that any reference therein to the Loan Agreement or any of the other Loan Documents shall mean, unless otherwise specifically provided, the Loan Agreement and the other Loan Documents as amended hereby, and as further amended, restated, supplemented or modified from time to time.

         2.2 Factoring Agreement. Section 14.3 of the Factoring Agreement is amended in its entirety to read as follows:

                 "14.3    In no event shall the factoring fee or commission
         payable by you hereunder for each calendar month or part thereof during the period in which this Agreement is in effect when added to the factoring fee or commission payable by R. O. West, Inc. and Gaines Manufacturing Company under their respective factoring agreements with us for such month or part thereof, be less than $37,917 for the first and second years of the Original Term and $32,084 for the third year of the Original Term or for any Renewal Term."

         2.3 Consent by Guarantors. The Guarantors hereby consent to, and agree to be bound by, each of the amendments to the Loan Agreement and the other Loan Documents set forth herein.

         2.4 Conditions. The effectiveness of this Amendment and the waivers of the Events of Default set forth in Section 4.2 hereof is conditioned upon (a) the payment by the Borrower to the Lender of a fee in the amount of $25,000 payable upon the execution hereof by the Borrower, (b) the execution and delivery by the Borrower and the Guarantors of amendments to each of the West Loan Agreement and the Gaines Loan Agreement containing terms substantially identical to the terms hereof, and (c) the execution and delivery by the Borrower and the Guarantors of the amendments to each of the Notification Factoring Agreements between the Lender and Borrower, the Lender and West and the Lender and Gaines deleting therefrom the last two sentences of each paragraph 14.2.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower and the Guarantors each hereby represent and warrant to the Lender that:

         3.1 Compliance With the Loan Agreement. As of the execution of this Agreement, and after giving effect to the waivers of the Events of Default set forth in Section 4.2 below, the

Borrower and its Subsidiaries are in compliance with all of the terms and provisions set forth in the Loan Agreement and the other Loan Documents to be observed or performed.

         3.2 Representations in Loan Documents. The representations and warranties of the Borrower and the Guarantors set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which is past or expired as of the date hereof.

         3.3 No Event of Default. After giving effect to the waiver of the Events of Default by the Lender as set forth in Section 4.2 below, no Default or Event of Default exists.

                                   ARTICLE IV

                          WAIVERS OF EVENTS OF DEFAULT

         4.1 Acknowledgments by the Borrower and the Guarantors. The Borrower and the Guarantors each acknowledges and agrees that:

                 (a) As of the close of business on March 26, 1996, the aggregate principal amount of the Advances owing by the Borrower under the Loan Agreement is in the sum of $22,416,606;

                 (b) All of the Advances owing by the Borrower to the Lender as set forth in Section 4.1(a) above are absolutely due and owing by the Borrower to the Lender without any defenses, deductions, offsets or counterclaims;

                 (c) The Loan Documents executed by the Borrower and the Guarantors are the legal, valid and binding obligations of the Borrower and the Guarantors that are parties thereto, enforceable in accordance with their respective terms without any defenses, deductions, offsets or counterclaims;

                 (d) The following Events of Default (the "Existing Events of Default") under the Loan Agreement currently exist: (i) the failure of the Borrower to repay in full all of the Seasonal Revolver Loans outstanding under the Loan Agreement on January 22, 1995 (which is 180 consecutive days after the first funding thereof on July 25, 1995) in violation of Section 3.2.1(ii) of the Loan Agreement; (ii) the failure of the Borrower and its Subsidiaries to maintain a Book Net Worth of at least $35,535,000 for the period from September 30, 1995 through December 30, 1995 in violation of Section 8.3.2 of the Loan Agreement; (iii) the failure of the Borrower and its Subsidiaries to maintain a Consolidated Debt Service Coverage Ratio of not less than 3.0 to 1.0 for the third fiscal quarter of fiscal year ending December 31, 1995 in violation of
Section 8.3.3 of the Loan Agreement; (iv) the failure of the Borrower and its Subsidiaries to maintain a Consolidated Interest Coverage Ratio of not less than 3.4 to 1.0 for the third fiscal quarter of the fiscal year ending December 31, 1995 in violation of Section 8.3.4 of the Loan

Agreement; (v) the failure of the Borrower and its Subsidiaries to maintain a Consolidated Leverage Ratio of less than 1.6 to 1.0 for the period from September 30, 1995 through December 30, 1995 in violation of Section 8.3.5 of the Loan Agreement; (vi) the making by the Borrower and its Subsidiaries of Capital Expenditures for the third fiscal quarter of the fiscal year ending December 31, 1995 in excess of $1,750,000 in violation of Section 8.3.6 of the Loan Agreement; and (vii) the failure of the Borrower and its Subsidiaries to maintain a Consolidated Working Capital of not less than $37,885,000 for the period from September 30, 1995 through December 30, 1995 in violation of
Section 8.3.7 of the Loan Agreement; and

                 (e) Prior to the execution of this Amendment by the Lender and the granting of the waiver of the Existing Events of Default as set forth in Section 4.2 hereof, the Existing Events of Default have not been waived by the Lender and, as a result of the occurrence thereof, the Lender is entitled to collect from the Borrower and the Guarantors, pursuant to Section
2.13 of the Loan Agreement and each of the Gaines Loan Agreement and the West Loan Agreement, interest at the Default Rate on all of the loans outstanding thereunder from the period from February 1, 1996 through and including the date of the execution of this Amendment by the Lender.

         4.2 Waiver of Existing Events of Default. In reliance upon the representations, warranties, acknowledgments and agreements of the Borrower and the Guarantors set forth in this Amendment, the Lender hereby waives enforcement of its rights against the Borrower and the Guarantors arising from the Existing Events of Default to the extent, and only to the extent, that the Existing Events of Default occurred or existed for any periods ending on or before December 31, 1995. This waiver shall be effective only for the Existing Events of Default and only for periods through and including December 31, 1995, and in no event shall this waiver be deemed to be a waiver of (a) enforcement of the Lender's rights with respect to any other Event of Default now existing or hereafter arising or (b) compliance by the Borrower and its Subsidiaries with the covenants and other provisions of the Loan Agreement referenced in
Section 4.1(d) above at any time after December 31, 1995 or any of the other covenants or provisions set forth in the Loan Agreement or the other Loan Documents.

                                   ARTICLE V

                                    GENERAL

         5.1 Full Force and Effect. As expressly amended hereby, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement and the other Loan Documents, "hereinafter", "hereto", "hereof", or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement or the other Loan Documents, as the case may be, as amended by this Amendment.

         5.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

         5.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

         5.4 Further Assurances. The Borrower and each Guarantor shall execute and deliver to the Lender such documents, certificates and opinions as the Lender may reasonably request to effect the amendments contemplated by this Amendment.

         5.5 Headings. The headings of this Amendment are for the purpose of reference only and shall not effect the construction of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers to be effective on the day and year first above written.


                                       BORROWER:

                                       RIVER OAKS FURNITURE, INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       LENDER:

                                       THE CIT GROUP/COMMERCIAL SERVICES,
                                         INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       GUARANTORS:

                                       GAINES MANUFACTURING COMPANY


                                       By: ____________________________________

                                           Title: _____________________________


                                       R.O. WEST, INC.

                                       By: ____________________________________

                                           Title: _____________________________

                     [signatures continued on next page]
                                       R.O. EAST, INC.


                                       By: ____________________________________

                                           Title: _____________________________

                               FIRST AMENDMENT TO
                              FACTORING AGREEMENT


         THIS FIRST AMENDMENT ("Amendment"), dated this ____ day of March, 1996, is made by and among

         R. O. WEST, INC., a California corporation (the "Client");

         THE CIT GROUP/COMMERCIAL SERVICES, INC., a New York corporation (the "Lender"); and

         RIVER OAKS FURNITURE, INC., a Mississippi corporation, GAINES MANUFACTURING COMPANY, a Tennessee corporation, and R.O. EAST, INC., a Mississippi corporation (collectively, the "Guarantors"),

         to the Notification Factoring Agreement, dated July 25, 1995 (as amended, modified, restated or supplemented from time to time, the "Factoring Agreement"), between the Client and the Lender. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Factoring Agreement.


                                    RECITALS

         A. Pursuant to the Factoring Agreement, Lender has agreed to extend certain factoring accommodations to Client.

         B. Client and Lender have agreed to amend certain provisions of the Factoring Agreement as set forth herein.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, Client and Lender hereby agree as follows:

                                   ARTICLE I

                       AMENDMENTS TO FACTORING AGREEMENT

         The Factoring Agreement is hereby amended retroactively to the calendar year ended December 31, 1995 by deleting the last two sentences of paragraph 14.2 in their entirety.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         Client hereby represents and warrants to Lender that:

                 (a) Compliance With the Factoring Agreement. As of the execution of this Amendment, Client is in compliance with all of the terms and provisions set forth in the Factoring Agreement to be observed or performed by Client, except where the failure of Client to comply has been waived in writing by Lender.

                 (b) Representations in Factoring Agreement. The representations and warranties of Client set forth in the Factoring Agreement are true and correct in all material respects.

                 (c) No Event of Default. No event of default exists under the Factoring Agreement.

                                  ARTICLE III

                      MODIFICATION OF FACTORING AGREEMENT

         3.1 Factoring Agreement. Any individual or collective reference to the Factoring Agreement shall hereafter mean the Factoring Agreement as amended by this Amendment, and as further amended, restated, supplemented or modified from time to time.

         3.2 Consent of Guarantors. The Guarantors hereby consent to, and agree to be bound by, each of the amendments to the Factoring Agreement set forth herein.

                                   ARTICLE IV

                                    GENERAL

                 (a) Full Force and Effect. Except as expressly amended hereby, the Factoring Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Factoring Agreement, "hereinafter", "hereto", "hereof", or words of similar import, shall mean the Factoring Agreement, as amended by this Amendment.

                 (b) Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

                 (c) Headings. The headings of this Amendment are for the purpose of reference only and shall not effect the construction of this Amendment.





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


                 (d) Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, CLIENT AND LENDER EACH WAIVE RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE FACTORING AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered under seal by their duly authorized officers to be effective as of the date first above written.

                                       CLIENT:

                                       R. O. WEST, INC.

                                       By: ____________________________________

                                           Title: _____________________________


                                       LENDER:

                                       THE CIT GROUP/COMMERCIAL SERVICES,
                                         INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       GUARANTORS:

                                       RIVER OAKS FURNITURE, INC.


                                       By: ____________________________________

                                           Title: _____________________________


                                       GAINES MANUFACTURING COMPANY


                                       By: ____________________________________

                                           Title: _____________________________


                     [signatures continued on next page]
                                       R.O. EAST, INC.

                                       By: ____________________________________

                                           Title: _____________________________





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